Note 6 - Subsequent Event	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 6. Subsequent Event

In April 2015, Crede, an affiliate of our Chairman and Chief Executive Officer, loaned the company $360,000. This short term, interest free indebtedness was repaid in full in April 2015 from the proceeds we received in the Bridge Notes financing.

In April 2015, we entered into a Securities Purchase Agreement with several institutional accredited investors, pursuant to which we received aggregate gross proceeds of $2.0 million from the investors for the sale of approximately $2.12 million principal amount of 12% Original Issue Discount Convertible Debentures due January 18, 2016 (the “Bridge Notes”), and five-year warrants to purchase an aggregate of 530,303 shares of our shares of common stock, at an exercise price of $2.00 per share (the “April 2015 Warrants”). The closing of the Bridge Notes transaction occurred on April 17, 2015. We received aggregate net proceeds of $1,815,000. We have used $560,000 of the net proceeds to repay our outstanding indebtedness incurred by way of short term, interest free loans over the months of March and April 2015 to Crede.

The conversion price of the Bridge Notes and the exercise price of the April 2015 Warrants is $2.00 per share, subject to adjustment, including for issuances of common stock and common stock equivalents below the then current conversion or exercise price, as the case may be. The Bridge Notes are unsecured, bear interest at a rate of 12% per annum payable quarterly in cash or shares of common stock, subject to certain conditions, at our option, and are subject to mandatory prepayment upon the consummation of certain future financings . The investors will receive 200,000 additional shares of common stock if we have not consummated a public offering of at least $5.0 million in gross proceeds by September 30, 2015.

Note 13. Subsequent Events

In February 2015, we granted to each of our non-employee directors as annual compensation for serving on our board an option to purchase 200,000 shares of our common stock. In addition, we granted to the Chairman of our Audit Committee an additional option to purchase 50,000 shares of our common stock. The options were granted under our 2010 Stock Incentive Plan, as amended.  These options have a three-year vesting period with one-year vesting immediately and the remainder of the options vesting equally over the next 24 months, have an exercise price of $2.20, the closing bid price of our common stock on the OTCQB on the date of the grant, and they expire in February 2025. All unvested options will immediately vest in the event of termination without cause, are transferable upon death and will be exercisable for a period of ten years after the grantee ceases to be director.

In March 2015, Terren S. Peizer, our Chairman and Chief Executive Officer, loaned the company $200,000. No terms were discussed nor were any agreements executed in connection with such loan, but we currently contemplate that the $200,000 will either be paid back out of our next significant financing or invested into such financing.